UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Francis C. Poli 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2017

Item 1. Schedule of Investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 24.4%
BANKS 8.0%
Astoria Financial Corp., 6.50%, Series C(a)	286,122	$7,290,389
Bank of America Corp., 6.20%, Series CC(a)	1,368,624	36,583,319
Bank of America Corp., 6.00%, Series EE(a)	1,009,560	26,844,200
Bank of America Corp., 6.50%, Series Y(a)	1,561,228	42,059,482
Capital One Financial Corp., 6.70%, Series D(a)	349,175	9,487,085
Capital One Financial Corp., 5.20%, Series G(a)	1,035,329	26,059,231
Citigroup, 6.875% to 11/15/2023, Series K (a),(b)	566,742	16,429,851
Citigroup, 6.30%, Series S(a)	1,007,639	27,387,628
GMAC Capital Trust I, 7.10%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)(c)	3,923,869	103,590,142
Goldman Sachs Group/The, 6.30%, Series N(a)	381,247	10,484,292
Huntington Bancshares, 6.25%, Series D(a)	1,447,722	39,696,537
JPMorgan Chase & Co., 6.15%, Series BB(a)	645,349	17,482,504
JPMorgan Chase & Co., 6.125%, Series Y(a)	698,792	18,692,686
New York Community Bancorp, 6.375% to 3/17/27, Series A (a),(b)	1,668,793	48,712,068
People’s United Financial, 5.625% to 12/15/26, Series A (a),(b)	202,367	5,433,554
PrivateBancorp, 7.125%, due 10/30/42	353,157	8,882,958
Regions Financial Corp., 6.375% to 9/15/24, Series B (a),(b)	1,250,396	35,736,318
TCF Financial Corp., 5.70%, Series C(a)	138,600	3,532,914
Wells Fargo & Co., 5.85% to 9/15/23, Series Q (a),(b)	1,534,308	41,855,922
Wells Fargo & Co., 6.00%, Series V(a)	913,895	24,172,523
Wells Fargo & Co., 5.70%, Series W(a)	548,770	14,268,020
Wells Fargo & Co., 5.50%, Series X(a)	389,243	10,007,437
Wells Fargo & Co., 5.625%, Series Y(a)	2,047,462	53,623,030
		628,312,090
BANKS—FOREIGN 0.7%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)(a)	407,270	10,813,019
Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)(a)	660,390	17,229,575
Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)(a)	465,504	12,373,096
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)(a)	438,561	11,187,691
		51,603,381

	Number of Shares	Value
ELECTRIC 1.6%
INTEGRATED ELECTRIC 1.0%
Alabama Power Co., 5.00%, Series A(a)	780,000	$20,116,200
DTE Energy Co., 5.375%, due 6/1/76, Series B	1,034,481	26,741,334
Georgia Power Co., 5.00%, due 10/1/77, Series 2017	702,450	17,659,593
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73(b)	537,422	15,296,374
		79,813,501
REGULATED ELECTRIC 0.6%
Southern Co./The, 6.25%, due 10/15/75	1,576,350	43,191,990
TOTAL ELECTRIC		123,005,491

FINANCIAL 3.4%
DIVERSIFIED FINANCIAL SERVICES 0.7%
KKR & Co. LP, 6.75%, Series A(a)	1,272,053	34,752,488
State Street Corp., 5.35% to 3/15/26, Series G (a),(b)	632,577	17,218,746
		51,971,234
INVESTMENT ADVISORY SERVICES 0.2%
Ares Management LP, 7.00%, Series A(a)	618,000	16,760,160

INVESTMENT BANKER/BROKER 2.5%
Carlyle Group LP/The, 5.875%, Series A(a)	788,000	20,157,040
Charles Schwab Corp./The, 5.95%, Series D(a)	952,804	25,859,101
Morgan Stanley, 6.875% to 1/15/24, Series F (a),(b)	1,114,076	32,185,656
Morgan Stanley, 6.375% to 10/15/24, Series I (a),(b)	2,152,713	61,007,886
Morgan Stanley, 5.85% to 4/15/27, Series K (a),(b)	2,011,080	54,982,927
		194,192,610
TOTAL FINANCIAL		262,924,004

INDUSTRIALS—CHEMICALS 0.8%
CHS, 6.75% to 9/30/24, Series III(a),(b)	859,303	23,673,798
CHS, 7.50%, Series 4(a)	452,176	12,968,408
CHS, 7.10% to 3/31/24, Series II (a),(b)	907,316	26,321,237
		62,963,443
INSURANCE 3.0%
LIFE/HEALTH INSURANCE—FOREIGN 0.3%
Aegon NV, 6.50% (Netherlands)(a)	809,461	21,248,351

MULTI-LINE 0.9%
Allstate Corp., 6.625%, Series E(a)	596,015	15,973,202
Hanover Insurance Group/The, 6.35%, due 3/30/53	487,938	12,447,298
WR Berkley Corp., 5.625%, due 4/30/53	480,802	12,467,196

	Number of Shares	Value
WR Berkley Corp., 5.75%, due 6/1/56	1,139,400	$29,886,462
		70,774,158
MULTI-LINE—FOREIGN 0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)	1,036,594	28,029,502
PartnerRe Ltd., 5.875%, Series I (Bermuda)(a)	925,200	24,230,988
		52,260,490
PROPERTY CASUALTY—FOREIGN 0.2%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(a)	300,000	7,611,000
Validus Holdings Ltd., 5.80% (Bermuda)(a)	245,000	6,161,750
		13,772,750
REINSURANCE 0.3%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56(b)	774,970	22,427,632

REINSURANCE—FOREIGN 0.7%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)(a)	1,683,556	41,583,833
Aspen Insurance Holdings Ltd., 5.95% to 7/1/23 (Bermuda)(a),(b)	454,270	12,655,962
		54,239,795
TOTAL INSURANCE		234,723,176

INTEGRATED TELECOMMUNICATIONS SERVICES 0.1%
Qwest Corp., 7.00%, due 4/1/52	248,907	6,312,282

REAL ESTATE 4.4%
DIVERSIFIED 1.7%
Colony NorthStar, 8.50%, Series D(a)	569,413	14,730,714
Colony NorthStar, 8.75%, Series E(a)	459,286	12,538,508
Colony NorthStar, 7.15%, Series I(a)	300,000	7,638,000
CoreSite Realty Corp., 7.25%, Series A(a)	406,311	10,364,994
National Retail Properties, 5.70%, Series E(a)	284,600	7,268,684
National Retail Properties, 5.20%, Series F(a)	384,830	9,651,537
Retail Properties of America, 7.00%(a)	506,582	12,917,841
Urstadt Biddle Properties, 7.125%, Series F(a)	277,630	7,043,473
VEREIT, 6.70%, Series F(a)	1,886,603	48,542,295
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(a)	218,384	5,769,705
		136,465,751
HEALTH CARE 0.2%
Sabra Health Care REIT, 7.125%, Series A(a)	457,575	11,736,799

	Number of Shares	Value
HOTEL 0.3%
Hersha Hospitality Trust, 6.875%, Series C(a)	199,569	$5,046,102
Summit Hotel Properties, 7.125%(a)	317,800	8,132,502
Sunstone Hotel Investors, 6.95%, Series E(a)	255,000	6,910,500
		20,089,104
INDUSTRIALS 0.1%
PS Business Parks, 6.00%, Series T(a)	252,997	6,365,405
PS Business Parks, 5.75%, Series U(a)	199,856	5,026,378
		11,391,783
NET LEASE 0.1%
Gramercy Property Trust, 7.125%, Series A(a)	252,096	6,688,107

OFFICE 0.3%
Equity Commonwealth, 6.50%, Series D(a)	402,733	10,724,780
Vornado Realty Trust, 6.625%, Series G(a)	435,304	11,113,311
		21,838,091
RESIDENTIAL 0.7%
APARTMENT 0.1%
Apartment Investment & Management Co., 6.875%(a)	240,000	6,345,600

SINGLE FAMILY 0.6%
American Homes 4 Rent, 5.50%, Series C (a)	548,078	15,658,588
American Homes 4 Rent, 6.50%, Series D(a)	625,583	17,266,091
American Homes 4 Rent, 6.35%, Series E(a)	650,000	17,277,000
		50,201,679
TOTAL RESIDENTIAL		56,547,279

SHOPPING CENTERS 0.6%
COMMUNITY CENTER 0.4%
Cedar Realty Trust, 7.25%, Series B(a)	232,111	5,867,766
DDR Corp., 6.375%, Series A(a)	322,264	8,394,977
DDR Corp., 6.50%, Series J(a)	236,707	5,931,878
Saul Centers, 6.875%, Series C(a)	419,409	10,766,229
		30,960,850
REGIONAL MALL 0.2%
Pennsylvania REIT, 8.25%, Series A(a)	265,069	6,669,136
Taubman Centers, 6.50%, Series J(a)	170,050	4,278,458

	Number of Shares		Value
Taubman Centers, 6.25%, Series K(a)	312,909		$7,844,628
			18,792,222
TOTAL SHOPPING CENTERS			49,753,072

SPECIALTY 0.4%
Digital Realty Trust, 6.625%, Series C(a)	430,000		12,138,900
Digital Realty Trust, 6.35%, Series I(a)	699,000		18,921,930
			31,060,830
TOTAL REAL ESTATE			345,570,816

TECHNOLOGY—SOFTWARE 0.2%
eBay, 6.00%, due 2/1/56	646,467		17,474,003

UTILITIES 2.2%
Dominion Resources, 5.25%, due 7/30/76, Series A	1,064,772		27,460,470
Entergy New Orleans, 5.50%, due 4/1/66	336,874		8,826,099
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	1,195,123		30,523,441
SCE Trust III, 5.75% to 3/15/24, Series H(a),(b)	486,833		13,431,723
SCE Trust IV, 5.375% to 9/15/25, Series J(a),(b)	1,436,385		39,026,580
SCE Trust V, 5.45% to 3/15/26, Series K(a),(b)	499,780		13,943,862
SCE Trust VI, 5.00%(a)	1,415,882		35,935,085
			169,147,260
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,793,665,529)			1,902,035,946

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 72.9%
BANKS 13.7%
Bank of America Corp., 6.10% to 3/17/25, Series AA (a),(b)	$34,725,000		38,327,719
Bank of America Corp., 6.30% to 3/10/26, Series DD (a),(b)	27,520,000		31,166,400
Bank of America Corp., 6.25% to 9/5/24, Series X (a),(b)	38,198,000		42,161,043
Bank of America Corp., 6.50% to 10/23/24, Series Z (a),(b)	93,647,000		105,996,698
Citigroup, 6.125% to 11/15/20, Series R (a),(b)	74,644,000		79,962,385
Citigroup, 6.25% to 8/15/26, Series T (a),(b)	73,273,000		82,523,716
CoBank ACB, 6.25% to 10/1/22, Series F, 144A (a),(b),(d)	346,400	†	37,313,792
CoBank ACB, 6.125%, Series G(a)	175,200	†	17,350,284
CoBank ACB, 6.20% to 1/1/25, Series H (a),(b)	103,600		11,195,275
CoBank ACB, 6.25% to 10/1/26, Series I (a),(b)	41,929,000		46,369,575

	Principal Amount		Value
Countrywide Capital III, 8.05%, due 6/15/27, Series B	$3,000,000		$3,866,893
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A (a),(b),(d)	251,700	†	27,687,000
Farm Credit Bank of Texas, 10.00%, 144A, Series I(a),(d)	29,250	†	35,758,125
Goldman Sachs Capital I, 6.345%, due 2/15/34	22,174,000		27,704,956
Goldman Sachs Group/The, 5.70% to 5/10/19, Series L (a),(b)	28,407,000		29,365,736
Huntington Bancshares, 8.50%, Series A (Convertible)(a)	12,788	†	18,926,240
JPMorgan Chase & Co., 7.90% to 4/30/18, Series I (a),(b)	38,675,000		39,883,594
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S (a),(b)	131,535,000		150,615,467
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Z (a),(b)	29,275,000		30,592,375
PNC Financial Services Group, 6.75% to 8/1/21(a),(b)	53,592,000		60,357,990
Wells Fargo & Co., 7.98% to 3/15/18, Series K (a),(b)	46,690,000		48,149,062
Wells Fargo & Co., 5.875% to 6/15/25, Series U (a),(b)	42,430,000		47,277,628
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)	51,626,000		58,337,380
			1,070,889,333
BANKS—FOREIGN 27.9%
ABN AMRO Bank NV, 4.75% to 9/22/27 (EUR) (Netherlands)(a),(b)	19,000,000		22,636,430
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia) (a),(b),(d)	52,305,000		59,235,412
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b)	55,000,000		75,683,268
Banco Bilbao Vizcaya Argentaria SA, 9.00% to 5/9/18 (Spain)(a),(b)	32,000,000		33,176,000
Banco Santander SA, 5.25% to 9/29/23 (EUR) (Spain)(a),(b)	32,400,000		38,486,955
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b)	29,200,000		38,048,919
Barclays PLC, 5.875% to 9/15/24 (GBP) (United Kingdom)(a),(b)	8,600,000		11,397,069
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b)	36,750,000		40,103,474
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b)	56,759,000		60,075,145
BNP Paribas, 7.195% to 6/25/37, 144A (France) (a),(b),(d)	47,771,000		56,190,639
BNP Paribas SA, 7.375% to 8/19/25, 144A (France) (a),(b),(d)	20,200,000		22,851,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (France) (a),(b),(d)	77,000,000		84,796,250
Cooperatieve Rabobank UA, 6.625% to 6/29/21 (EUR) (Netherlands)(a),(b)	14,800,000		19,775,723
Credit Agricole SA, 8.125% to 12/23/25, 144A (France) (a),(b),(d)	61,700,000		73,192,921
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b)	69,600,000		75,168,000
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland) (a),(b),(d)	15,359,000		17,396,817

	Principal Amount	Value
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)(a),(b)	$31,020,000	$33,362,630
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b)	49,800,000	53,457,163
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)	46,016,945	59,264,533
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	44,014,000	70,065,006
HSBC Holdings PLC, 5.625% to 1/17/20 (United Kingdom)(a),(b)	15,200,000	15,618,000
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a),(b)	28,400,000	29,774,560
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b)	47,800,000	51,399,818
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b)	60,800,000	66,348,000
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b)	45,000,000	48,602,160
Intesa Sanpaolo SpA, 7.00% to 1/19/21, Series EMTN (EUR) (Italy)(a),(b)	17,781,000	22,460,093
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b)	61,577,000	69,197,154
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d)	40,800,000	42,317,760
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a)	62,306,000	130,244,402
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)	164,672,000	186,696,880
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	17,069,000	21,771,510
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b)	13,600,000	15,096,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b)	91,500,000	101,679,375
Santander UK Group Holdings PLC, 6.75% to 6/24/22 (GBP) (United Kingdom)(a),(b)	13,400,000	19,528,290
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b)	33,400,000	34,573,476
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d)	38,800,000	42,098,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d)	20,000,000	22,285,000
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)(a),(b)	10,600,000	11,231,972

	Principal Amount	Value
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d)	$10,900,000	$11,663,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d)	22,800,000	24,709,500
Stichting AK Rabobank Certificaten, 6.50% (EUR) (Netherlands)(a)	11,000,000	15,547,261
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b)	47,600,000	50,623,457
UBS AG, 7.625%, due 8/17/22 (Switzerland)	10,000,000	11,812,500
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b)	12,000,000	13,202,892
UBS Group AG, 6.875% (Switzerland)(a)	28,500,000	30,659,758
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b)	15,400,000	17,325,770
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b)	34,915,000	37,185,732
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b)	64,900,000	70,432,530
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b)	13,600,000	16,797,747
		2,175,246,201
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES 0.2%
State Street Corp., 5.25% to 9/15/20, Series F (a),(b)	17,725,000	18,699,875

FOOD 0.3%
Land O’ Lakes, 7.25%, 144A(a),(d)	17,695,000	19,199,075

INDUSTRIALS—DIVERSIFIED MANUFACTURING 1.9%
General Electric Co., 5.00% to 1/21/21, Series D (a),(b)	140,809,000	149,109,690

INSURANCE 18.1%
LIFE/HEALTH INSURANCE 6.3%
MetLife, 10.75%, due 8/1/39	5,850,000	9,798,750
MetLife, 9.25%, due 4/8/38, 144A(d)	85,007,000	126,447,913
MetLife, 5.25% to 6/15/20, Series C (a),(b)	63,064,000	65,174,121
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(d)	53,703,000	72,230,535
Provident Financing Trust I, 7.405%, due 3/15/38	15,475,000	17,873,625
Prudential Financial, 5.20% to 3/15/24, due 3/15/44(b)	42,150,000	44,863,406
Prudential Financial, 5.375% to 5/15/25, due 5/15/45(b)	2,600,000	2,814,500
Prudential Financial, 5.625% to 6/15/23, due 6/15/43(b)	101,588,000	110,857,905
Voya Financial, 5.65% to 5/15/23, due 5/15/53(b)	42,069,000	44,782,451
		494,843,206
LIFE/HEALTH INSURANCE—FOREIGN 8.0%
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(d)	77,200,000	76,621,000
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)	16,600,000	17,845,000

	Principal Amount	Value
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)	$34,683,000	$39,690,358
Demeter BV (Swiss Re Ltd.), 5.625% to 8/15/27, due 8/15/52 (Netherlands)(b)	29,100,000	31,215,483
Fukoku Mutual Life Insurance Co, 6.50% to 9/19/23 (Japan)(a),(b)	7,025,000	7,952,440
La Mondiale SAM, 5.875% to 1/26/27, due 1/26/47 (France)(b)	35,750,000	38,801,477
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b)	40,600,000	43,326,493
Legal & General Group PLC, 5.25%, Series EMTN to 3/21/27, due 3/1/47 (United Kingdom)(b)	30,150,000	31,993,401
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45 144A (Japan)(b),(d)	81,325,000	88,481,600
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46 144A (Japan)(b),(d)	78,200,000	82,012,250
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 144A (Japan)(b),(d)	31,000,000	33,286,250
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (Cayman Islands)	43,250,000	45,024,764
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77 144A (Japan)(b),(d)	81,400,000	80,040,867
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/72 144A (Japan)(b),(d)	9,300,000	10,634,550
		626,925,933
MULTI-LINE—FOREIGN 0.6%
AXA SA, 8.60%, due 12/15/30 (France)	10,000,000	14,350,000
AXA SA, 6.463% to 12/14/18, 144A (France)(a),(b),(d)	28,490,000	29,309,087
		43,659,087
PROPERTY CASUALTY 0.9%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(d)	56,595,000	71,592,675

PROPERTY CASUALTY—FOREIGN 1.4%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b)	52,351,000	59,076,533
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46 Series EMTN (Australia)(b)	47,145,000	51,030,974
		110,107,507
REINSURANCE—FOREIGN 0.9%
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)(a),(b)	65,140,000	68,403,058

	Principal Amount		Value
TOTAL INSURANCE			$1,415,531,466
INTEGRATED TELECOMMUNICATIONS SERVICES 2.3%
America Movil SAB de CV, 6.375% to 9/6/23, due 9/6/73 Series B (EUR) (Mexico)(b)	$10,000,000		14,166,554
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)	42,832	†	49,685,120
SoftBank Group Corp., 6.00% to 7/19/23 (Japan)(a),(b)	46,800,000		47,350,368
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)(a),(b)	53,000,000		54,661,550
Telefonica Europe BV, 7.625% to 9/18/21 (EUR) (Netherlands)(a),(b)	6,400,000		9,123,431
			174,987,023
MATERIAL—METALS & MINING 1.3%
BHP Billiton Finance USA Ltd., 6.75% to 10/19/25, due 10/19/75 144A (Australia)(b),(d)	86,374,000		101,921,320

MEDIA 0.3%
Viacom, 5.875% to 2/28/22, due 2/28/57(b)	12,000,000		12,011,684
Viacom, 6.25% to 2/28/27, due 2/28/57(b)	10,450,000		10,534,699
			22,546,383
PIPELINES 3.1%
Enbridge, 5.50% to 7/15/27, due 7/15/77 (Canada)(b)	48,255,000		48,978,825
Enbridge, 6.00% to 1/15/27, due 1/15/77 Series 16-A (Canada)(b)	7,165,000		7,612,813
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77 Series E (b)	26,418,000		26,715,202
Transcanada Trust, 5.30% to 3/15/27, due 3/15/72 (Canada)(b)	31,880,000		32,696,925
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)	30,579,000		32,505,477
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76 Series 16-A (Canada)(b)	88,396,000		96,130,650
			244,639,892
REAL ESTATE—FINANCE 0.5%
AT Securities BV, 5.25% to 7/21/23 (Netherlands)(a),(b)	11,000,000		10,978,220
AT Securities BV, 5.25% to 7/21/23 (Netherlands)(a),(b)	25,000,000		25,063,200
			36,041,420

		Principal Amount	Value
UTILITIES 3.3%
ELECTRIC UTILITIES 0.1%
NextEra Energy Capital Holdings, 4.664%, due 9/1/67, (FRN), Series D (3 Mo. US LIBOR + 3.348%)(c)		$6,612,000	$6,636,085

ELECTRIC UTILITIES—FOREIGN 3.2%
Emera, 6.75% to 6/15/26, due 6/15/76 Series 16-A (Canada)(b)		119,257,000	136,251,122
Enel SpA, 8.75% to 9/24/23, due 9/24/73 144A (Italy)(b),(d)		94,526,000	114,730,933
			250,982,055
TOTAL UTILITIES			257,618,140
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,353,004,747)			5,686,429,818

		Number of Shares
SHORT-TERM INVESTMENTS 1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.92%(e)		113,900,000	113,900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$113,900,000)			113,900,000
TOTAL INVESTMENTS (Identified cost—$7,260,570,276)	98.7%		7,702,365,764
OTHER ASSETS IN EXCESS OF LIABILITIES	1.3		100,663,239
NET ASSETS	100.0%		$7,803,029,003

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	17,487,856	USD	20,933,313	10/3/17	$264,410
Brown Brothers Harriman	EUR	158,014,855	USD	188,168,040	10/3/17	1,410,223
Brown Brothers Harriman	GBP	97,867,979	USD	126,195,866	10/3/17	(4,947,166)
Brown Brothers Harriman	GBP	44,903,549	USD	59,231,823	10/3/17	(938,906)
Brown Brothers Harriman	USD	172,173,320	GBP	128,303,714	10/3/17	(246,422)
Brown Brothers Harriman	USD	19,576,978	GBP	14,467,814	10/3/17	(190,116)
Brown Brothers Harriman	USD	207,437,184	EUR	175,502,711	10/3/17	(10,464)
Brown Brothers Harriman	EUR	36,064,292	USD	42,564,520	11/2/17	(127,949)
Brown Brothers Harriman	EUR	194,299,943	USD	230,002,363	11/2/17	(7,539)
Brown Brothers Harriman	GBP	120,418,720	USD	161,737,995	11/2/17	219,591
						$(4,574,338)

The total amount of all forward foreign currency exchange contracts as presented in the table above is representative of the volume of activity for this derivative type during the nine months ended September 30, 2017.

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†            Represents shares.

(a)    Perpetual security.  Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.  The date indicated, if any, represents the next call date.

(b)    Security converts to floating rate after the indicated fixed-rate coupon period.

(c)     Variable rate.  Rate shown is in effect at September 30, 2017.

(d)    Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $1,887,250,418 or 24.2% of the net assets of the Fund, of which 0.0% are illiquid.

(e)     Rate quoted represents the annualized seven-day yield of the fund.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Over-the-counter (OTC) options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  As of September 30, 2017, there was a transfer of $8,882,958 from Level 1 to Level 2, which resulted from a change in the use of a quoted price to an evaluated mean price, supplied by an independent pricing service, for one security.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Preferred Securities - $25 Par Value:
Banks	$628,312,090	$619,429,132	$8,882,958	$—
Electric - Integrated Electric	79,813,501	64,517,127	15,296,374	—
Other Industries	1,193,910,355	1,193,910,355	—	—
Preferred Securities - Capital Securities:
Banks	1,070,889,333	18,926,240	1,051,963,093	—
Banks - Foreign	2,175,246,201	15,547,261	2,159,698,940
Other Industries	2,440,294,284	—	2,440,294,284	—
Short-Term Investments	113,900,000	—	113,900,000	—
Total Investments(a)	$7,702,365,764	$1,912,330,115	$5,790,035,649	$—
Forward foreign currency exchange contracts	$1,894,224	$—	$1,894,224	$—
Total Appreciation in Other Financial Instruments(a)	$1,894,224	$—	$1,894,224	$—
Forward foreign currency exchange contracts	$(6,468,562)	$—	$(6,468,562)	$—
Total Depreciation in Other Financial Instruments(a)	$(6,468,562)	$—	$(6,468,562)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2016	$5,228,043
Change in unrealized appreciation (depreciation)	(412,243)
Sales	(5,081,825)
Realized gain (loss)	266,025
Balance as of September 30, 2017	$—

Note 2.   Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options:  The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities.  Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam M. Derechin	By:	/s/James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: November 28, 2017